UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21455

Dreman/Claymore Dividend & Income Fund

(Exact name of registrant as specified in charter )

2455 Corporate West Drive, Lisle, IL	60532

(Address of principal executive offices)	(Zip code)

Nicholas Dalmaso, Chief Legal and Executive Officer

Dreman/Claymore Dividend & Income Fund

2455 Corporate West Drive, Lisle, IL 60532

(Name and address of agent for service)

Registrant’s telephone number, including area code: (630) 505-3700

Date of fiscal year end: October 31

Date of reporting period: April 30, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows: [Provide full text of semi-annual report.]

SemiAnnual Report

April 30, 2005

Unaudited

Dreman / Claymore Dividend & Income Fund

DCS

DREMAN VALUE MANAGEMENT, LLC

CLAYMORE®

www.dremanclaymore.com

... your path to the LATEST,

most up-to-date INFORMATION about the

Dreman/Claymore Dividend & Income Fund

The shareholder report you are reading right now is just the beginning of the story. Online at dremanclaymore.com, you will find:

•	Daily, weekly and monthly data on share prices, distributions, dividends and more

•	Monthly portfolio overviews and performance analyses

•	Announcements, press releases and special notices

•	Fund and advisor contact information

Dreman Value Management and Claymore Securities are constantly updating and expanding shareholder information services on the Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

2 | SemiAnnual Report | April 30, 2005

DCS | Dreman/Claymore Dividend & Income Fund

David N. Dreman

Dear Shareholder |

We are pleased to report that Dreman/Claymore Dividend & Income Fund (“DCS”) posted strong performance during the period. The Fund outperformed the Standard & Poor’s 500 Index (“S&P 500”), which is typically considered a proxy for the U.S. stock market. As you may know, the Fund’s investment objective is to construct and manage a portfolio of high-quality investments which provide a high level of current income, with a secondary objective of capital appreciation, while taking advantage of the favorable tax rates on dividend income. In keeping with Dreman Value Management’s contrarian value approach to investing, the Fund’s portfolio represents what we believe to be superior companies that are trading at extremely attractive valuations relative to the market (S&P 500). Our contrarian philosophy served shareholders well this period – providing a net asset value (“NAV”) return far above the return of the S&P 500.

On a NAV basis, the Fund returned 9.91% vs. 3.28% by the S&P 500 for the semiannual fiscal period ended April 30, 2005. This represents a change in net asset value from $18.89 at the start of the period to $20.12 at the close of the six-month period plus reinvestment of dividends. The Fund’s market price trailed these returns, posting a gain of 6.61%, which reflects a market price of $18.42 at the close of the period vs. $17.88 on October 31, 2004.

This discount from NAV highlights the fact that most closed-end funds have fallen out of favor with investors recently. However, we feel that this discount represents an opportunity as common shares of the Fund are now available in the market at prices below the value of the securities in the underlying portfolio. Shareholders have the opportunity to reinvest their dividends from the Fund through the Dividend Reinvestment Plan (“DRIP”) that is described in detail on page 18 of this report.

When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price can not be more than 5% below the market price per share. The DRIP provides a low-cost means to accumulate additional shares and to enjoy the benefits of compounding returns over time.

On May 31, 2005, the Fund made a quarterly distribution to shareholders of record on May 13, 2005 in the amount of $0.325 per share. That distribution consisted of $0.208 per share of ordinary income and $0.117 per share of return or principal.

SemiAnnual Report | April 30, 2005 | 3

DCS | Dreman/Claymore Dividend & Income Fund | Dear Shareholder continued

The Fund adopted a managed distribution policy such that the quarterly distributions to shareholders would consist of net investment income and net realized gains, if any. In order to include realized long-term capital gains as a component of these quarterly distributions, exemptive relief is required from the Securities and Exchange Commission because the SEC only allows for effectively one long-term capital gain distribution per year. The Fund’s request for such relief is still pending SEC approval and as such the Fund cannot include any realized long-term capital gains as a component of its distributions until approval is received. The Fund currently does not anticipate that any of the distributions paid in 2005 will be classified as return of capital for tax purposes. The final determination of the source of the 2005 distributions will be made after the end of the Fund’s fiscal year (October 31, 2005) and will be reported to you in January 2006 on Form 1099-DIV.

We provide a detailed discussion of the Fund’s performance over this fiscal period in the Questions & Answers section on page 5 of the report. You’ll find information on the overall market environment, a discussion of which sectors contributed and detracted from the Fund’s performance, as well as a summary of our contrarian value investment philosophy.

We thank you for your continued investment in the Fund and we are honored that you have chosen Dreman/Claymore Dividend & Income Fund as part of your investment portfolio. For the most up-to-date information on your investment, please visit the Fund’s website at www.dremanclaymore.com.

Sincerely,

/s/ David N. Dreman
David N. Dreman
Founder, Chairman and Chief Investment Officer of Dreman Value Management, LLC and Trustee of Dreman/Claymore Dividend & Income Fund

June 15, 2005

4 | SemiAnnual Report | April 30, 2005

DCS | Dreman/Claymore Dividend & Income Fund

Questions & Answers |

Dreman/Claymore Dividend & Income Fund (DCS) is managed by David N. Dreman, Founder, Chairman and Chief Investment Officer of Dreman Value Management LLC. In the following interview, Dreman shares his thoughts on the market and discusses how market events impacted the Fund’s performance in the six months ended April 30, 2005.

Will you provide an overview of the market environment?

In the six months ended April 30, 2005, the equity market was fairly volatile. In contrast, the bond market was surprisingly stable given that the Federal Reserve Board increased short-term interest rates during the period. Typically when short-term rates rise, long-term rates follow. That was not the case this period. The yield on the 30-Year U.S.Treasury actually declined from 4.837% on November 1, 2004 to 4.514% on April 30, 2005.

Although volatile, stocks offered reasonable returns for the full period. The Standard & Poor’s 500 Index returned 3.28% for the six months ended April 30, 2005. Much of that gain however was achieved in November and December. The first four months of 2005 were actually quite tepid for stocks with the market selling off due to concerns that the Fed’s interest rate tightening might slow economic growth. At the same time, inflation worries heated up as well – fueled by the high price of oil. By the end of the period, the stock market was fairly range-bound – trading up and down as nervous investors tried to determine its ultimate direction.

How did the Fund perform given this backdrop?

The Fund posted strong returns in the period. On a net asset value (“NAV”) basis, the Fund posted a gain of 9. 91%. The Fund was also up on a market value basis, with a gain of 6. 61%. We’ re pleased with this performance – especially the NAV performance, which is how we measure our success as managers. And, while we believe the market value of the Fund should reflect the Fund’s NAV, we know it rarely does. However, the positive market performance this period was especially heartening given the difficult environment for closed-end funds overall. We’ve watched many funds with positive net asset value returns suffer losses on a market value basis. The market value, of course, is not anything that we as managers are able to control.

Was it difficult to meet income distribution requirements as long-term rates fell?

The Fund seeks to pay out 6.5% in distributions annually based on the Fund’s initial $20 offering price. We seek qualified income sources – those taxed at a lower rate than ordinary income – to provide a large portion of this payout. When rates decline, finding that income becomes more challenging. However, the Fund is not reliant solely upon traditional fixed-income investments to generate its income. We use utility stocks, preferred stocks, real estate investment trusts, high-yield bonds and Treasuries among other types of securities to generate income. We can also place hedges on the Fund’s income securities to lock in interest income no matter which way rates move. The risk of using a hedge is that rates might decline, which would cause the prices of the bonds to rise. We may have missed some upside appreciation potential through our use of hedging, but we rely on our equity portfolio for the lion’s share of the Fund’s growth potential.

Please tell us more about the securities you choose to generate income for the Fund.

We have a sizeable position in preferred stocks, which have been great income producers for the Fund. We hold two types of preferred stocks – traditional preferred securities issued by U.S. corporations and Yankee Tier One preferred stocks which are dollar-denominated securities issued by European banks within the U.S. Both types of securities offer attractive yields and are given the favorable 15% U.S. federal tax rate. In some cases we are able to buy these securities when they are trading at discounts to their stated face value. When they are ultimately called away from us by the issuer, the Fund receives the face value of the security and has received the favorable income through the life of its ownership. That was the case this period with the preferred stock of El Paso Corporation, an oil and gas pipeline company.

Utility stocks have also provided solid income for the Fund. As of April 30, utilities represented approximately 11.7% of the Fund’s long-term investments. These stocks typically pay attractive yields. While we buy these stocks for their income potential, they appreciated greatly in the period as interest rates declined. Some of the Fund’s best performers included Consolidated Edison (2.1% of long-term investments), Ameren (2.8% of long-term investments) and Progress Energy (1.4% of long-term investments).

Common stocks represent the core of the Fund’s holdings. Will you discuss your stock selection process?

We choose stocks based on our contrarian value philosophy that is based on our contention that consensus opinion, especially when it comes to investing, is often wrong. We seek companies that we believe are financially sound and that have, for one reason or another, fallen out of favor with the investing public. We look for stocks that we believe are trading below their intrinsic values, with prices that are low relative to their earnings (P/E – the most common measure of how expensive a stock is). We also consider the stock’s book value (P/B) and cash flow (P/CF). Typically, these types of companies provide potential for above-market returns over time. However, there is no guarantee that the perceived intrinsic value will be realized.1

We base our stock selection solely on fundamental, “bottom” analysis, a process of evaluation that takes into account the individual merits of each stock. Therefore, we do not choose stocks based on industry sector or the macroeconomic environment. Industry sector weightings are a result of individual stock selection.

SemiAnnual Report | April 30, 2005 | 5

DCS | Dreman/Claymore Dividend & Income Fund | Questions & Answers continued

Which sectors or securities helped performance?

Many of the Fund’s equity sectors posted strong returns. Three areas are worth noting.

Energy. The energy sector was the stand-out performer as oil and gas prices remained near historic highs. The Fund held exposure to energy in both common and preferred stocks. Its large integrated oil stocks – Conoco Philips (2.7% of long-term investments) and ChevronTexaco (2.1% of long-term investments) made significant price moves. Exploration and production companies such as Devon Energy (1.1% of long-term investments) and Kerr McGee (1.2% of long-term investments) also performed well. In addition, we had exposure to energy names through our holdings of preferred stocks and royalty trusts that we added primarily in pursuit of income, but that also appreciated with the overall energy sector. Royalty trusts are investments offered by commodities producers, in this case oil and gas producers. When you invest in royalty trust units, the investment principal is used to meet the operating expenses of the issuing companies. Once the trust meets the operating expenses, practically all the remaining cash is passed on to investors and given the attractive 15% federal tax treatment.

Tobacco. The Fund’s tobacco stocks were also strong performers due to a toned-down litigation environment. Additionally, investors seem to be optimistic that cash flows from the big tobacco companies could support the current attractive yields offered on these stocks. Altria Group (12.0% of long-term investments) was the Fund’s largest position and also one of the strongest performers in the period. Carolina Group (3.4% of long-term investments) and Reynolds America (3.3% of long-term investments) also posted solid gains and delivered attractive yields.

Health care. The Fund’s health care stocks supported returns as well. There was a rebound in pharmaceutical stocks, which had languished over the last 18 months due to concerns of dwindling pipelines of new products and litigation fears associated with the removal of some drugs from pharmacy shelves. Merck’s (2.3% of long-term investments) share price fell dramatically in late 2004 after pulling its blockbuster arthritis drug, Vioxx, from the shelves. Believing the stock was oversold, we added to our position on the weakness. During the last three months of the period the stock began to rebound. Bristol-Myers Squibb Co. (2.9% of long-term investments) rebounded as well with the overall drug industry. Pharmacy benefit manager, Medco Health Solutions (0.3% of long-term investments) also had a strong run in the period on the heels of a well-received acquisition and new contracts with large health management organizations.

Which sectors or securities held back performance?

Our investment in financial stocks was by far the worst performing area of the Fund.

Mortgage provider Fannie Mae (7.6% of long-term investments) declined after the company was charged with violating accounting rules and misrepresenting its earnings. As a result, Fannie Mae restated earnings, its Chief Executive Officer retired and its Chief Financial Officer resigned. The stock further weakened as discussions about regulatory oversight for Fannie Mae and Freddie Mac (5.0% of long-term investments), a similarly-structured mortgage provider, gained more media coverage.

No strangers to controversy, we intend to maintain the Fund’s positions in both Fannie Mae and Freddie Mac despite their cost to the Fund’s short-term performance. We believe both holdings offer shareholders good value, with low relative P/E ratios and strong earnings growth potential. Further, it is our opinion that Fannie Mae and Freddie Mac are poised to benefit from the companies’ aggressive management of interest rate risk, which could enable the firms to increase their mortgage portfolio holdings and grow earnings.

Does the Fund employ leverage?

DCS, like many closed-end funds, utilizes leverage as part of its investment strategy. The purpose of leverage is to fund the purchase of additional securities that provide increased income and potentially greater appreciation potential to shareholders than could be achieved from an unleveraged portfolio. In executing this strategy, the Fund issued Auction Market Preferred Shares (“AMPS”). As long as the cost of the AMPS is lower than the yields on our investments, the AMPS should enhance the Fund’s net interest income.

Of course, leverage results in greater NAV volatility and entails more downside risk than an unleveraged portfolio. The use of leverage also makes the Fund more vulnerable to rising interest rates. During the period, rising short-term interest rates increased the Fund’s cost of leverage. While our cost of leverage increased, it still added overall value. We will continue to employ a leveraged strategy as long as there is a benefit to doing so.

1 P/E is equal to a stock’s market capitalization divided by its after-tax earnings over the most recent 12-month period. P/B is equal to a stock’s market capitalization divided by its book value. (This ratio compares the market’s valuation of a company to the value of that company as indicated on its financial statements.) P/CF is equal to a stock’s capitalization divided by its cash flow for the latest fiscal year.

DCS Risks and Other Considerations

There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

The Fund’s prospectus offers a more thorough discussion of the risks and considerations associated with an investment in the Fund. Such risks and considerations include, but are not limited to: No Operating History; Hedging Risk; Not a Complete Investment Program; Market Discount Risk; Equity Risk; Special Risks Related to Preferred Securities; Income Risk; Value Investing Risk; Fund Distribution Risk; Interest Rate Risk; Inflation Risk; Foreign Securities; Non-diversified Status; Industry Concentration Risk; Lower-Rated Securities; Financial Leverage; Management Risk; Dependence on Key Personnel; Anti-Takeover Provisions; Illiquid Securities; Common Stock Risk; Special Risks of Derivative Transactions and Geopolitical Risks. There can be no assurance that a percentage of dividends paid on common shares, if any, will consist of qualifying dividend income. Please read the prospectus carefully before you invest or send money.

NOT	FDIC-INSURED NOT BANK-GUARANTEED MAY LOSE VALUE

6 | SemiAnnual Report | April 30, 2005

DCS | Dreman/Claymore Dividend & Income Fund

Fund Summary | As of April 30, 2005 (unaudited)

Fund Statistics
Share Price	$18.42
Common Share Net Asset Value	$20.12
Premium/(Discount) to NAV	-8.45%
Net Assets Applicable to Common Shares ($000)	$913,568

Total Returns
(Inception 1/27/04)	Market	NAV
Six Month – non-annualized	6.61%	9.91%
One Year	14.21%	16.47%
Since Inception – average annual	-0.96%	9.92%

Sector Breakdown	% of Long-Term Investments
Financials	41.9%
Consumer Staples	24.9%
Utilities	11.7%
Energy	11.5%
Healthcare	6.1%
Telecommunications	2.1%
Other	1.8%

Industry Breakdown	% of Long-Term Investments
Tobacco	24.4%
Thrift & Mortgage Financial	16.8%
Commercial Banks	14.5%
Oil & Gas	11.5%
Electric Utilities	9.3%
Pharmaceuticals	5.8%
Real Estate & Real Estate Investment Trusts	5.5%
Insurance	3.0%
Diversified Financial Services	2.4%
Other	6.8%

Share Price & NAV Performance

Portfolio Composition (% of Total Investments)

Top Ten Issuers	% of Long-Term Investments
Altria Group, Inc.	12.0%
Fannie Mae	7.6%
Freddie Mac	5.0%
UST, Inc.	4.7%
Washington Mutual, Inc.	3.8%
Loews Corp. - Carolina Group	3.4%
Reynolds American, Inc.	3.3%
Bristol-Myers Squibb Co.	2.9%
Ameren Corp.	2.8%
ConocoPhillips	2.7%

SemiAnnual Report | April 30, 2005 | 7

DCS | Dreman/Claymore Dividend & Income Fund

Portfolio of Investments | April 30, 2005 (unaudited)

Number of Shares		Value
	Long-Term Investments – 145.7%

	Common Stocks – 111.1%

	Consumer Staples – 35.9%
2,451,700	Altria Group, Inc. (a)	$159,335,983
1,452,300	Loews Corp. – Carolina Group (a)	45,747,450
123,700	Regal Entertainment Group – Class A	2,509,873
567,600	Reynolds American, Inc.	44,255,772
166,800	Universal Corp.	7,614,420
1,363,000	UST, Inc. (a)	62,425,400
364,775	Vector Group Ltd.	5,737,911

		327,626,809

	Energy – 13.2%
203,600	BP Prudhoe Bay Royalty Trust	12,389,060
530,600	ChevronTexaco Corp.	27,591,200
343,100	ConocoPhillips	35,974,035
336,000	Devon Energy Corp.	15,177,120
50,900	Enerplus Resources Fund (Canada)	1,798,297
201,800	Kerr-McGee Corp.	15,659,680
131,500	Pengrowth Energy Trust – Class A (Canada)	2,652,355
150,800	San Juan Basin Royalty Trust	5,537,376
240,400	Williams Coal Seam Gas Royalty Trust	3,858,420

		120,637,543

	Financials – 33.3%
185,000	American Home Mortgage Investment Corp.	6,049,500
180,900	American International Group, Inc.	9,198,765
540,000	Bank of America Corp.	24,321,600
350,000	ECC Capital Corp.	1,820,000
759,100	Fannie Mae (a)	40,953,445
1,087,200	Freddie Mac (a)	66,884,544
724,800	KeyCorp	24,034,368
87,546	Ladenburg Thalmann Financial Services, Inc. (b)	49,901
794,100	Luminent Mortgage Capital, Inc.	7,901,295
681,700	MFA Mortgage Investments, Inc.	4,894,606
150,000	New Century Financial Corp.	6,817,500
151,700	Newcastle Investment Corp.	4,473,633
382,700	Novastar Financial, Inc.	13,662,390
233,600	PNC Financial Services Group	12,434,528
415,000	Regions Financial Corp.	13,898,350
448,600	U.S. Bancorp	12,515,940
65,000	Wachovia Corp. (a)	3,326,700
1,232,800	Washington Mutual, Inc. (a)	50,939,296

		304,176,361

	Healthcare – 8.9%
1,465,000	Bristol-Myers Squibb Co.	$38,090,000
80,700	Medco Health Solutions, Inc. (b)	4,113,279
920,100	Merck & Co., Inc.	31,191,390
300,000	Pfizer, Inc.	8,151,000

		81,545,669

	Telecommunications – 3.1%
107,000	Alaska Communications Systems Group, Inc.	1,006,335
1,140,000	SBC Communications, Inc.	27,132,000

		28,138,335

	Utilities – 16.7%
715,600	Ameren Corp.	36,996,520
659,700	Consolidated Edison, Inc.	28,551,816
191,100	DTE Energy Co.	8,781,045
361,900	Empire District Electric Co.	7,990,752
327,200	Great Plains Energy, Inc.	10,005,776
114,300	KeySpan Corp.	4,335,399
108,300	Nicor, Inc.	4,003,851
406,700	OGE Energy Corp.	11,224,920
374,700	Peoples Energy Corp.	14,838,120
433,800	Progress Energy, Inc.	18,215,262
132,800	Public Service Enterprise Group, Inc.	7,715,680
190,200	Star Gas Partners, LP	389,910

		153,049,051

	Total Common Stocks
	(Cost $ 954,691,486)	1,015,173,768

	Preferred Stocks – 26.7%

	Consumer Discretionary – 0.4%
125,000	Westcoast Hospitality Co., 9.500%	$3,281,250

	Consumer Staples – 0.5%
40,000	Dairy Farmers Of America, 7.875% (c)	4,322,500

	Energy – 3.5%
440,000	El Paso Tennessee Pipe, Series A, 8.250%	22,110,000
385,500	Southern Union Co., 7.550%	10,312,125

		32,422,125

See notes to financial statements.

8 | SemiAnnual Report | April 30, 2005

DCS | Dreman/Claymore Dividend & Income Fund | Portfolio of Investments continued (unaudited)

Number of Shares		Value
	Financials – 22.1%
7,000,000	Abbey National Capital Trust I, 8.963% (d)	$9,917,656
58,000	Abbey National PLC, Series B, 7.375% (United Kingdom)	1,543,380
200,000	ABN AMRO Capital Fund Trust VII, 6.080%	4,976,000
200,000	Affordable Residential, Series A, 8.250%	5,000,000
18,000	Apartment Investment & Management Co., 10.100%	473,940
80,000	Banco Santander, Series 1, 6.410% (Spain)	2,050,720
10,000,000	Barclays Bank PLC, 8.550% (United Kingdom) (c)(d)	11,894,960
9,000,000	CA Preferred Fund Trust, 7.000%	9,301,302
189,300	Chevy Chase Bank, 8.000%	5,205,750
1,000	Doral Financial Corp., Series B, 8.350%	24,600
8,660	Doral Financial Corp., Series C, 7.250% (Puerto Rico)	196,842
80,000	Fannie Mae, 7.000%	4,462,504
200,000	Fannie Mae, Series E, 5.100%	8,512,500
7,042,000	HSBC Capital Funding LP, 9.547% (c)(d)	11,002,710
12,840,000	HSBC Capital Funding LP, 10.176% (c)(d)	15,615,417
140,500	Lehman Brothers Holdings, Inc., Series F, 6.500%	3,737,300
2,000,000	Lloyds TSB Bank PLC, 6.900% (United Kingdom)	2,069,200
80,000	LTC Properties, Inc., Series F, 8.000%	2,066,400
21,000	Novastar Financial, Inc., Series C, 8.900%	537,600
13,354,000	Old Mutual Cap Funding, 8.000%	14,048,408
400,000	OMEGA Healthcare, Series D, 8.375%	10,512,520
31,000,000	Prudential PLC, 6.500% (United Kingdom)	31,114,917
6,400,000	RBS Capital Trust B, 6.800%	6,533,350
5,750,000	Royal Bank Of Scotland Group PLC, 7.648% (United Kingdom) (d)	7,131,852
12,000,000	Royal Bank Of Scotland Group PLC, Series 1, 9.118% (United Kingdom)	14,300,112
16,775,000	UBS Preferred Funding Trust I, 8.622% (d)	19,865,307

		202,095,247

	Utilities – 0.2%
80,000	Alabama Power Co., 5.300%	2,112,000

	Total Preferred Stocks – 26.7% (Cost $241,029,520)	244,233,122

	Convertible Preferred Stocks – 5.1%
505	Fannie Mae, 5.375% (Cost $49,831,000)	46,648,304

	Investment Companies – 2.2%
116,000	Cohen & Steers REIT and Preferred Income Fund, Inc.	$2,981,200
296,200	Evergreen Income Advantage Fund	4,206,040
232,600	Hyperion Total Return Fund	2,391,128
240,000	Nuveen Preferred and Convertible Income Fund II	3,024,000
211,200	Nuveen Quality Preferred Income Fund II	2,935,680
295,200	Pioneer High Income Trust	4,451,616
6,400	Salomon Brothers Worldwide Income Fund, Inc.	103,232

	Total Investment Companies (Cost $21,925,956)	20,092,896

Principal Amount		Value
	Corporate Bonds – 0.6%

	Financials – 0.6%
$5,000,000	BF Saul REIT, B+ 7.500%, 3/01/14 (Cost $5,000,000)	5,200,000

	Total Long-Term Investments – 145.7% (Cost $1,272,477,962)	1,331,348,090

Number of Shares		Value
	Short-Term Investments – 0.3%

	Money Market Fund – 0.3%
3,038,719	JP Morgan Prime Money Market Fund (Cost $3,038,719)	3,038,719

	Total Investments – 146.0% (Cost $1,275,516,681)	1,334,386,809
	Other Assets in Excess of Liabilities – 0.5%	4,180,908
	Preferred Shares, at Liquidation Value – ( -46.5% of Net Assets Available to Common Shares or -31.8% of Total Investments)	(425,000,000)

	Net Assets Applicable to Common Shares – 100.0%	$913,567,717

Ratings shown are per Standard & Poor’s, securities classified NR are not rated by Standard & Poor’s.

LP	– Limited Partnership
PLC	– Public Limited Company
REIT	– Real Estate Investment Trust
(a)	All or a portion of these securities have been physically segregated in connection with open futures contracts.
(b)	Non-income producing security.
(c)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2005, these securities amounted to 4.7% of net assets.
(d)	Floating or variable rate security.

All percentages shown in the Portfolio of Investments are based on Net Assets Applicable to Common Shares unless otherwise noted.

See notes to financial statements.

SemiAnnual Report | April 30, 2005 | 9

DCS | Dreman/Claymore Dividend & Income Fund

Statement of Assets and Liabilities | April 30, 2005 (unaudited)

Assets
Investments in securities, at value (cost $1,275,516,681)	$1,334,386,809
Dividends and interest receivable	4,866,955
Variation margin on futures	541,688
Other assets	55,433

Total assets	1,339,850,885

Liabilities
Advisory fee payable	942,765
Dividends payable - preferred shares	252,780
Accrued expenses and other liabilities	87,623

Total liabilities	1,283,168

Preferred Shares, at redemption value
$.01 par value per share; 17,000 Auction Market Preferred Shares authorized, issued and outstanding at $25,000 per share liquidation preference	425,000,000

Net Assets Applicable to Common Shareholders	$913,567,717

Composition of Net Assets Applicable to Common Shareholders
Common stock, $.01 par value per share; unlimited number of shares authorized, 45,399,424 shares issued and outstanding	$453,994
Additional paid-in capital	859,793,582
Net unrealized appreciation on investments and futures transactions	52,076,471
Accumulated net realized gain on investments and futures transactions	4,839,514
Accumulated undistributed net investment income	(3,595,844)

Net Assets Applicable to Common Shareholders	$913,567,717

Net Asset Value Applicable to Common Shareholders (based on 45,399,424 common shares outstanding)	$20.12

See notes to financial statements.

10 | SemiAnnual Report | April 30, 2005

DCS | Dreman/Claymore Dividend & Income Fund

Statement of Operations | For the Six Months Ended April 30, 2005 (unaudited)

Investment Income
Dividends (net of foreign withholding taxes of $34,082)	$29,195,547
Interest	4,582,286

Total income		$33,777,833

Expenses
Advisory fee	5,710,851
Preferred share maintenance	550,258
Administrative fee	119,255
Fund accounting	95,252
Transfer agent fee	71,465
Professional fees	65,990
Custodian fee	64,408
Trustees’ fees and expenses	48,679
Printing expenses	29,934
Insurance	26,847
NYSE listing fee	18,877
Miscellaneous	5,411

Total expenses		6,807,227

Net investment income		26,970,606

Realized and Unrealized Gain (Loss) on Investments and Futures Transactions
Net realized gain (loss) on:
Investments		14,319,930
Futures		(12,706,407)
Net change in unrealized appreciation on:
Investments		57,608,990
Futures		4,875,195

Net gain on investments and futures transactions		64,097,708

Distributions to Preferred Shares from
Net investment income		(5,402,997)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations		$85,665,317

See notes to financial statements.

SemiAnnual Report | April 30, 2005 | 11

DCS | Dreman/Claymore Dividend & Income Fund

Statement of Changes in Net Assets Applicable to Common Shareholders |

	For the Six Months Ended April 30, 2005 (unaudited)	For the Period January 27, 2004* through October 31, 2004
Increase in Net Assets Applicable to Common Shareholders Resulting from Operations
Net investment income	$26,970,606	$38,818,517
Net realized gain on investments and futures transactions	1,613,523	2,134,672
Net change in unrealized appreciation (depreciation) on investments and futures transactions	62,484,185	(10,407,714)

Distributions to Preferred Shares from
Net investment income	(5,402,997)	(3,950,767)

Net increase in net assets applicable to Common Shareholders resulting from operations	85,665,317	26,594,708

Distributions to Common Shareholders from
Net investment income	(29,509,626)	(29,430,258)

Capital Share Transactions
Net proceeds from the issuance of Common Shares	—	862,365,000
Reinvestment of dividends	—	4,314,724
Common and preferred share offering expenses charged to paid-in-capital	23,768	(6,556,000)

Net increase from capital share transactions	23,768	860,123,724

Total increase in net assets applicable to Common Shareholders	56,179,459	857,288,174

Net Assets
Beginning of period	857,388,258	100,084

End of period (including accumulated undistributed net investment income of ($3,595,844) and $4,346,173, respectively.)	$913,567,717	$857,388,258

*	Commencement of investment operations.

See notes to financial statements.

12 | SemiAnnual Report | April 30, 2005

DCS | Dreman/Claymore Dividend & Income Fund

Financial Highlights |

Per share operating performance for a common share outstanding throughout the period	For the Six Months Ended April 30, 2005 (unaudited)	For the Period January 27, 2004* through October 31,2004
Net asset value, beginning of period	$18.89	$19.10 (b)

Income from investment operations
Net investment income(a)	0.59	0.86
Net realized and unrealized gain (loss) on investments and futures transactions	1.41	(0.18)
Distributions to preferred shares from net investment income (common share equivalent basis)	(0.12)	(0.09)

Total from investment operations	1.88	0.59

Distributions to Common Shareholders	(0.65)	(0.65)

Common and preferred shares’ offering expenses charged to paid-in-capital	—	(0.15)

Net asset value, end of period	$20.12	$18.89

Market value, end of period	$18.42	$17.88

Total investment return(c)
Net asset value	9.91%	2.47%
Market value	6.61%	(7.33)%

Ratios and supplemental data
Net assets, applicable to Common Shareholders, end of period (thousands)	$913,568	$857,388
Preferred Shares, at liquidation value ($25,000 per share liquidation preference) (thousands)	$425,000	$425,000
Preferred Shares asset coverage per share	$78,739	$75,435

Ratios to Average Net Assets applicable to Common Shares:(d)
Total expenses, including interest expense	1.48%	1.53%
Interest expense	0.00%	0.07%
Net investment income, prior to effect of dividends to preferred shares	5.85%	6.20%
Net investment income, after effect of dividends to preferred shares	4.68%	5.57%

Ratios to Average Managed Assets:(d)(e)
Total expenses, including interest expense	1.01%	1.05%
Interest expense	0.00%	0.05%
Net investment income, prior to effect of dividends to preferred shares	4.01%	4.28%

Portfolio turnover	7%	6%

*	Commencement of operations.
(a)	Based on average shares outstanding during the period.
(b)	Before deduction of offering expenses charged to capital.
(c)	Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.
(d)	Annualized.
(e)	Managed assets is equal to net assets applicable to Common Shareholders plus outstanding leverage, such as the liquidation value of preferred shares.

See notes to financial statements.

SemiAnnual Report | April 30, 2005 | 13

DCS | Dreman/Claymore Dividend & Income Fund

Notes to Financial Statements | April 30, 2005 (unaudited)

Note 1 – Organization:

Dreman/Claymore Dividend & Income Fund (the “Fund”) was organized as a Delaware statutory trust on October 20, 2003. The Fund is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended.

The Fund’s primary investment objective is to provide a high level of current income, with a secondary object of capital appreciation. The Fund will pursue its investment objectives by investing its assets primarily in dividend-paying common and preferred stocks. There can be no assurance that the Fund will achieve its investment objectives. The Fund’s investment objectives are considered fundamental and may not be changed without shareholder approval.

Note 2 – Accounting Policies:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Fund.

(a) Valuation of Investments

Equity securities listed on an exchange are valued at the last reported sale price on the primary exchange on which they are traded. Equity securities traded on an exchange for which there are no transactions on a given day are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Equity securities not listed on a securities exchange or NASDAQ are valued at the mean of the closing bid and asked prices. Debt securities are valued by independent pricing services or dealers using the mean of the closing bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Futures contracts are valued using the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(c) Futures

A futures contract is an agreement to buy or sell a financial instrument at a particular price on a stipulated future date. Upon entering into a futures contract, the Fund is required to make an initial margin deposit established by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the counterparty an amount of cash equal to the daily fluctuation in the value of the contract. Such receipt or payment is known as the variation margin and is recorded by the Fund as unrealized appreciation or depreciation. The Fund bears the market risk that arises from the change in the value of these financial instruments.

During the period, the Fund sold futures contracts on US Treasury securities in an effort to hedge a portion of the fixed-income component of its portfolio against rising interest rates.

At April 30, 2005, the following futures contracts were outstanding:

Short Contracts	Number of Contracts	Expiration Month	Original Value	Value at April 30, 2005	Unrealized Depreciation
US Treasury Bonds (CBT)	2,889	June 2005	$324,989,937	$331,783,594	$(6,793,657)

Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:

Pursuant to an Investment Advisory Agreement (the “Agreement”) between the Fund and Claymore Advisors, LLC (“the Advisor”), the Advisor will furnish offices, necessary facilities and equipment, provide administrative services, oversee the activities of the Fund’s Investment Manager, provide personnel, including certain officers required for the Fund’s administrative management and compensate all officers and trustees of the Fund who are its affiliates. As compensation for these services, the Fund will pay the Investment Advisor a fee, payable monthly, in an amount equal to 0.85% of the Fund’s average managed assets (net assets plus any assets attributable to financial leverage).

The Advisor has entered into a Sub-Advisory Agreement with Dreman Value Management, LLC (the “Investment Manager”). Pursuant to the terms of this agreement, the Investment Manager, under the supervision of the Fund’s Board of Trustees and the Advisor, will provide a continuous investment program for the Fund’s portfolio; provide investment research and make and execute recommendations for the purchase and sale of securities; and provide certain facilities and personnel, including officers required for the Fund’s administrative management and compensation of all officers and trustees of the Fund who are its affiliate. For these services, the Advisor has agreed to pay the Investment Manager an aggregate amount equal to 60% of the investment advisory fees paid to the Advisor by the Fund, net of any additional compensation payments to underwriters of the common share offering.

The Bank of New York (“BNY”) acts as the Fund’s custodian, administrator and transfer agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As administrator, BNY is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

Note 4 – Federal Income Taxes:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

Information on the components of investments as of April 30, 2005 is as follows:

Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net unrealized Appreciation on Investments
$1,275,516,681	$126,050,876	$(67,180,748)	$58,870,128

14 | SemiAnnual Report | April 30, 2005

DCS | Dreman/Claymore Dividend & Income Fund | Notes to Financial Statements (unaudited) continued

For the period ended October 31, 2004, the tax character of distributions paid to common and preferred shareholders as reflected in the statement of changes in net assets was as follows:

Distributions paid from:	2004
Ordinary income – common shares	$29,430,258
Ordinary income – preferred shares	$3,950,767

$33,381,025

For federal income tax purposes, at October 31, 2004, the Fund had a capital loss carryforward of $9,346,252, which expires October 31, 2012. Capital loss carry forwards are available to offset future capital gains, if any.

Note 5 – Investments in Securities

For the period ended April 30, 2005, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $88,763,217 and $103,194,863, respectively.

Note 6 – Capital:

Common Shares

The Fund has an unlimited amount of common shares, $0.01 par value, authorized and issued 40,500,000 shares of common stock in its initial public offering. These shares were all issued at $19.10 per share after deducting the sales load but before a reimbursement of expenses to the underwriters of $0.00667 per share. In connection with the initial public offering of the Fund’s common shares, the underwriters were granted an option to purchase additional common shares. On February 12, 2004, and March 16, 2004, the underwriters purchased, at a price of $19.10 per common share (after deducting the sales load but before underwriters’ expense reimbursement), 2,750,000 and 1,900,000 common shares, respectively, of the Fund pursuant to the over-allotment option.

Offering costs of $1,806,000 or $0.04 per share, in connection with the issuance of the common shares were borne by the Fund and charged to paid-in-capital.The Advisor reimbursed the Fund’s organizational expenses totaling $25,000.

Transactions in common shares were as follows:

	Six Months Ended April 30, 2005	Year Ended October 31, 2004
Beginning Shares	45,399,424	5,240
Issuance of common shares	—	45,150,000
Shares issued through dividend reinvestment	—	244,184

Ending Shares	45,399,424	45,399,424

Preferred Shares

On February 12, 2004, the Fund’s Board of Trustees authorized the issuance of preferred shares, in addition to the existing common shares, as part of the Fund’s leverage strategy. Preferred shares issued by the Fund have seniority over the common shares. Offering costs associated with the issuance of preferred shares, totaling $4,726,232, were borne by the common shareholders as a direct reduction to paid-in-capital

On March 23, 2004, the Fund issued 3,400 shares of Preferred Shares Series M7,3,400 shares of Preferred Shares Series T28,3,400 shares of Preferred Shares Series W7,3,400 shares of Preferred Shares Series TH28 and 3,400 shares of Preferred Shares Series F7 each with a net asset and liquidation value of $25,000 per share plus accrued dividends. Dividends are accumulated daily at an annual rate set through auction procedures.

For the period ended April 30, 2005, the annualized dividend rates range from:

	High	Low	At April 30, 2005
Series M7	3.21%	1.85%	3.10%
Series T28	3.26%	1.93%	3.20%
Series W7	3.46%	1.86%	3.08%
Series TH28	3.19%	2.04%	3.19%
Series F7	3.25%	1.85%	3.08%

The Fund is subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation value.

Preferred Shares, which are entitled to one vote per share, generally vote with the common stock but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shares.

Note 7 – Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote

Note 8 – Subsequent Event:

On May 2, 2005, the Board of trustees declared a quarterly dividend of $0.325 per common share. This dividend was payable May 31, 2005 to shareholders of record on May 13, 2005.

At this time, it is estimated that $0.117 per share of the May quarterly dividend is considered a return of principal. However for the 2005 calendar year, the fund does not anticipate that any of its distributions will be classified as return of capital for tax purposes. The final determination of the source of the 2005 distributions for tax purposes will be made after the end of the Fund’s fiscal year and will be reported to shareholders in January 2006 on Form 1099-DIV.

SemiAnnual Report | April 30, 2005 | 15

DCS | Dreman/Claymore Dividend & Income Fund

Supplemental | Information | (unaudited)

Trustees

The trustees of the Dreman/Claymore Dividend & Income Fund and their principal occupations during the past five years:

Name, Address*, Age and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees:

Richard L. Crandall Age: 61 Trustee	Since 2004	Managing Partner of Aspen Partners, LLC since 2003, Senior Advisor and Shareholder in BPC Group and Bryant Park Capital since 2003, Founding Co- Partner of Arbor Venture Partners, LLC since 2000, and Chairman of Enterprise Software Roundtable since 1994. Formerly, Director and Special Advisor of GIGA Information Group (1995-2003) and Chairman of GIGA Information Group (2002-2003).	1	Director, Novell, Inc., Diebold, Inc., Pelstar, LLC, iTRACS Corp. and Illinois Energy, LLC.

Roman Friedrich III Age: 58 Trustee	Since 2004	Founder of Roman Friedrich & Company, which specializes in the provision of financial advisory services to corporations in the resource sector. Previously, Managing Director at TD Securities.	1	Director, Strategic Minerals Corp., Brazilian Emeralds, Inc. and StrataGold Corp., and Gateway Gold Corp.

Ronald A. Nyberg Age: 51 Trustee	Since 2004	Principal of Ronald A. Nyberg, Ltd. a law firm specializing in corporate law, estate planning and business transactions from 2000-present. Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	7	Trustee, Advent/Claymore Convertible Securities and Income Fund, MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund and Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund.

Ronald E.Toupin, Jr. Age: 46 Trustee	Since 2004	Formerly, Vice President, Manager and Portfolio Manager of Nuveen Asset Management 1998-1999), Vice President of Nuveen Investment Advisory Corporation (1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice President and Portfolio Manager of Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Company, Inc. (1982-1999).	6	Trustee, MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund and Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund.

Interested Trustees:

Nicholas Dalmaso† Age: 40 Trustee and Chief Legal and Executive Officer	Since 2004	Senior Managing Director and General Counsel of Claymore Advisors, LLC and Claymore Securities, Inc. (2001-present). Formerly, Assistant General Counsel, John Nuveen and Company, Inc. (1999-2000). Former Vice President and Associate General Counsel of Van Kampen Investments, Inc. (1992-1999)	7	Trustee, Advent Claymore Convertible Securities and Income Fund, MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund and Western Asset/Claymore Treasury U.S. Inflation Protected Securities Fund.

David N. Dreman†† 10 Exchange Place Jersey City, NJ 07302 Age: 68 Trustee	Since 2004	Founder, Chairman and Chief Investment Officer of Dreman Value Management, LLC, an investment advisory firm with $12 billion under management, in various mutual funds including several branded under the Scudder-Dreman name; annuity products; institutional accounts, including pension, foundation and endowment funds; and SMAs for high net-worth individuals. Author of several books including Contrarian Investment Strategies: The Next Generation and Psychology and the Stock Market. Forbes columnist for 24 years and co-editor of the academic journal, The Journal of Behavioral Finance	1	Trustee, The Institute of Behavioral Finance, Berkshire School, Jazz Aspen, and University of Manitoba.

*	Address for all Trustees unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532
**	After a trustee’s initial term, each trustee is expected to serve a three-year term concurrent with the class of trustees for which he serves:
•	Messrs. Crandall and Dalmaso, as Class I trustees, are expected to stand for re-election at the Fund’s 2005 annual meeting of shareholders.
•	Messrs. Friedrich and Nyberg, as Class II trustees, are expected to stand for re-election at the Fund’s 2006 annual meeting of shareholders.
•	Messrs. Dreman and Toupin, as Class III trustees, are expected to stand for re-election at the Fund’s 2007 annual meeting of shareholders.
†	Mr. Dalmaso is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Claymore Advisors, LLC, the Fund’s Investment Advisor.
††	Mr. Dreman is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Dreman Value Management, LLC, the Fund’s Investment Manager.

16 | SemiAnnual Report | April 30, 2005

DCS | Dreman/Claymore Dividend & Income Fund | Supplemental Information (unaudited) continued

Officers

The officers of the Dreman/Claymore Dividend & Income Fund and their principal occupations during the past five years:

Name, Address*, Age and Position(s) held with Registrant	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations
Officers:
Steven M. Hill, Age: 40 Chief Accounting Officer, Chief Financial Officer and Treasurer	Since 2004	Managing Director of Claymore Advisors, LLC and Claymore Securities, Inc. Previously, Treasurer of Henderson Global Funds and Operations Manager for Henderson Global Investors (NA) Inc., from 2002-2003; Managing Director, FrontPoint Partners LLC (2001-2002); Vice President, Nuveen Investments (1999-2001); Chief Financial Officer, Skyline Asset Management LP, (1999);Vice President, Van Kampen Investments and Assistant Treasurer, Van Kampen mutual funds (1989-1999).

Lloyd K. Jagai, 10 Exchange Place Jersey City, NJ 07302 Age: 39 Vice President	Since 2004	Managing Director and Chief Operations Officer of Dreman Value Management, LLC. Vice President of Finance of Artemis International Solutions Corporation/ Opus 360 Corporation from 1999-2002. Prior to 1999, Tax Director at Smith Management LLC, a private investment company and, and worked for the financial services industry practice of Richard A. Eisner & Company, LLP and Grant Thornton LLP.

Heidemarie Gregoriev, Age: 34 Secretary	Since 2004	Vice President and Assistant General Counsel, Claymore Advisors, LLC and Claymore Securities, Inc. since 2004; Legal Counsel, Henderson Global Investors (North America) Inc. and Assistant Secretary (2001-2004) and Chief Legal Officer (2003-2004) of Henderson Global Funds; Attorney, Gardner, Carton, & Douglas, (1997-2001).

Thomas Williams Littauer, 10 Exchange Place Jersey City, NJ 07302 Age: 50 Vice President	Since 2004	President, Dreman Value Management, LLC since 2002. Previously, Managing Director of Scudder Kemper Investments, Inc. and Head of Asia Pacific and Americas (ex-US) Global Mutual Fund Group. Chairman of the Board of the Scudder Global Opportunities Funds.

Nelson Woodard, 10 Exchange Place Jersey City, NJ 07302 Age: 49 Vice President	Since 2004	Managing Director and Portfolio Manager for Dreman Value Management, LLC. Vice President of Asset Allocation and Quantitative Analysis at Prudential Investments from 2000-2001. Prior to 2000, Managing Director of Dreman Value Management, LLC.

*	Address for all Officers unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532

SemiAnnual Report | April 30, 2005 | 17

DCS | Dreman/Claymore Dividend & Income Fund

Dividend Reinvestment Plan | (unaudited)

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by the Bank of New York (the “Plan Administrator”), Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York, 2 Hanson Place, Brooklyn, New York, 11217, Attention: Irina Krylov, Phone Number: (718) 315-4818

18 | SemiAnnual Report | April 30, 2005

DCS | Dreman/Claymore Dividend & Income Fund

Fund Information |

Board of Trustees

Richard L. Crandall

Nicholas Dalmaso*

David N. Dreman*

Roman Friedrich III, Chairman

Ronald A. Nyberg

Ronald E. Toupin, Jr.

Officers

Nicholas Dalmaso

Chief Executive and Legal Officer

Steven M. Hill

Chief Financial Officer and Treasurer

Heidemarie Gregoriev

Secretary

Lloyd K. Jagai

Vice President

Thomas W. Littauer

Vice President

Nelson P.Woodard

Vice President

Investment Manager

Dreman Value Management, LLC

10 Exchange Place, Suite 2150

Jersey City, New Jersey 07302-3913

Investment Advisor

Claymore Advisors, LLC

Lisle, Illinois

Administrator, Custodian and

Transfer Agent

The Bank of New York

New York, New York

Preferred Stock – Dividend Paying Agent

The Bank of New York

New York, New York

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP

Chicago, Illinois

Independent Registered

Public Accounting Firm

Ernst & Young LLP

Chicago, Illinois

*	Trustees who are “Interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended.

Privacy Principles of Dreman/Claymore Dividend & Income Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Claymore Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Dreman/Claymore Dividend & Income Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.

•	If you have physical possession of your shares in certificate form, contact the Fund’s Administrator, Custodian and Transfer Agent:

The Bank of New York, 111 Sanders Creek Parkway, East Syracuse, NY 13057 (800) 701-8178

This report is sent to shareholders of Dreman/Claymore Dividend & Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800) 345-7999 or on the Securities & Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the fund at (800) 345-7999 or by accessing the Fund’s Form N-PX on the Commission’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities & Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at http://www.sec.gov. The Fund’s Form N-Q may also be viewed and copied at the Commission’s Public Reference Room in Washington D.C.; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or by visiting www.claymore.com.

SemiAnnual Report | April 30, 2005 | 19

DCS | Dreman/Claymore Dividend & Income Fund

About the Investment Manager|

Dreman Value Management, LLC

Dreman Value Management, LLC is an independently-owned investment management firm that was founded by David N. Dreman in 1997, and its predecessor firms date back to 1977. As of September 30, 2004, the firm had over $11.1 billion in assets under management, primarily across institutional accounts and various investment companies. Independently owned, the firm is a value-oriented contrarian equity manager and places its primary emphasis on common stocks with growing dividends, avoiding concept stocks without justifiable valuations.

Investment Philosophy

Dreman Value Management is one of the pioneers of contrarian value investing. Our investment philosophy is based on a disciplined, low P/E approach to stock selection.

•	We invest in undervalued companies that exhibit strong fundamentals, above-market dividend yields and historic earnings growth, which our analysis indicates will persist.

•	Our strategy is to own strong, fundamentally sound companies and to avoid speculative stocks or potential bankruptcies.

•	We believe that the markets are not perfectly efficient and that, in particular, behavioral finance plays a considerable role in investor actions and overreactions and subsequently in stock price movements.

Investment Process

Our research studies, numerous academic papers and our long-term performance record show that out-of-favor stocks (those with low P/E ratios) consistently and predictably outperform the market

•	Screen for stocks with below market P/E ratios.

•	Further refine candidates by applying additional value screens.

•	Fundamental analysis is applied to remaining candidates.

•	Stocks that pass all the screens and analysis are recommended to the Investment Committee for approval

Dreman Value Management, L.L.C.
10 Exchange Place, Suite 2150
Jersey City, New Jersey 07302-3913

Item 2. Code of Ethics.

Not applicable for a semi-annual reporting period.

Item 3. Audit Committee Financial Expert.

Not applicable for a semi-annual reporting period.

Item 4. Principal Accountant Fees and Services.

Not applicable for a semi-annual reporting period.

Item 5. Audit Committee of Listed Registrants.

Not applicable for a semi-annual reporting period.

Item 6. Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for a semi-annual reporting period.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded based on such evaluation, that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1)	Not applicable.

(a) (2)	Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2.

(b)	Certification of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Dreman/Claymore Dividend & Income Fund

By:	/s/ Nicholas Dalmaso
Name:	Nicholas Dalmaso
Title:	Chief Legal and Executive Officer
Date:	July 05, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Nicholas Dalmaso
Name:	Nicholas Dalmaso
Title:	Chief Legal and Executive Officer
Date:	July 05, 2005

By:	/s/ Steven M. Hill
Name:	Steven M. Hill
Title:	Treasurer and Chief Financial Officer
Date:	July 05, 2005